Fees Summary	Jul. 28, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	33,168.14
Total Transaction Valuation	240,174,782.25
Total Offset Amount	0.00
Net Fee	$ 33,168.14